                                                                  EXECUTION COPY

                                                                     Exhibit 4.1
================================================================================


                           SERIES 2000-3 SUPPLEMENT
                          Dated as of August 24, 2000

                                      to

                        POOLING AND SERVICING AGREEMENT
                        Dated as of September 30, 1993

                                $1,000,000,000



                           CAPITAL ONE MASTER TRUST

                                 SERIES 2000-3



                                     among

                               CAPITAL ONE BANK
                              Seller and Servicer

                                      and

                             THE BANK OF NEW YORK
                                    Trustee
               on behalf of the Series 2000-3 Certificateholders

================================================================================

          SERIES 2000-3 SUPPLEMENT, dated as of August 24, 2000 (the "Supplement"), between CAPITAL ONE BANK, a Virginia banking corporation, as Seller and Servicer, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

          Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), among the Seller, the Servicer and the Trustee, the Seller has created Capital One Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Seller may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

          Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                   ARTICLE I

                   Creation of the Series 2000-3 Certificates
                   ------------------------------------------

     Section 1.01.  Designation.
                    -----------
     (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "Capital One Master Trust, Series 2000-3." The Series 2000-3 Certificates shall be issued in two Classes, the first of which shall be known as the "Class A Floating Rate Asset Backed Certificates, Series 2000-3" and the second of which shall be known as the "Class B Floating Rate Asset Backed Certificates, Series 2000-3." In addition, there is hereby created a third Class of uncertificated interests in the Trust which, except as expressly provided herein, shall be deemed to be "Investor Certificates" (and the Collateral Interest Holder shall be deemed to be an "Investor Certificateholder") for all purposes under the Agreement and this Series Supplement and which shall be known as the "Collateral Interest, Series 2000-3."

     (b) Series 2000-3 shall be included in Group One and shall be a Principal Sharing Series. Series 2000-3 shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 2000-3 shall be the September 2000 Distribution Date.

     (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

     (d) The Collateral Interest Holder, as holder of an "Investor Certificate" shall be entitled to the benefits of the Agreement and this Supplement. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and clauses (a) and (c) of the definition of "Tax Opinion" in

Section 1.01 of the Agreement shall not be applicable to the Collateral Interest, and (ii) the provisions of Section 3.07 of the Agreement shall not apply to cause the Collateral Interest to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Seller intends and, together with the Collateral Interest Holder, agrees to treat the Collateral Interest for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

                                  ARTICLE II

                                  Definitions
                                  -----------

     Section 2.01.  Definitions.
                    -----------
     (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

               "Accumulation Period" shall mean, unless a Pay Out Event shall
                -------------------
have occurred prior thereto, the period commencing at the close of business on the last day of the November 2005 Monthly Period or such later date as is determined in accordance with Section 4.03(f) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Series 2000-3 Holders of the Invested Amount or (c) the Termination Date.

               "Accumulation Period Amount" shall mean for each Monthly Period,
                --------------------------
an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of (a) the Initial Invested Amount and (b) the invested amounts of all other Variable Accumulation Series which are not scheduled to be in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the
                --------
commencement date of the accumulation period of each such Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 4.03(f) applied to each such Series with such changes as may be specified with respect to such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date).

               "Accumulation Period Length" shall have the meaning specified in
                --------------------------
Section 4.03(f).

               "Additional Interest" shall mean, at any time of determination,
                -------------------
the Class A Additional Interest, the Class B Additional Interest and the Collateral Additional Interest.

               "Adjusted Invested Amount" shall mean, with respect to any date
                ------------------------
of determination, an amount equal to the Invested Amount less the Principal Funding Account Balance on such date of determination.

          "Assignee" shall have the meaning specified in subsection 10.07(a).
           --------

          "Available Expected Principal" for any date of determination with
           ----------------------------
respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Non-Variable Accumulation Series which are not scheduled to be in their revolving periods as of such Monthly Period.

          "Available Investor Principal Collections" shall mean, with respect to
           ----------------------------------------
any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of all Collections of Principal Receivables received during such Monthly Period, minus (ii) the amount of Reallocated
                                     -----
Principal Collections with respect to such Monthly Period which pursuant to
Section 4.08(a) or (b) are required to fund any deficiency in the amount to be distributed pursuant to Sections 4.05(a)(i), (ii) and (iii), 4.05(b)(i) and (ii) and 4.07(c)(II) for the related Distribution Date, plus (b) the amount of
                                                   ----
Miscellaneous Payments, if any, for such Monthly Period that are allocated to Series 2000-3 pursuant to Section 4.03 of the Agreement, plus (c) any Shared
                                                         ----
Principal Collections with respect to other Series that are allocated to Series 2000-3 in accordance with Section 4.04 of the Agreement and Section 4.10 hereof,

plus (d) the amount of funds to be distributed pursuant to Section 4.05(a)(iii)
----
with respect to the related Distribution Date, plus (e) any other amounts which
                                               ----
pursuant to Section 4.07 hereof are to be treated as Available Investor Principal Collections with respect to the related Distribution Date.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such Distribution Date) and (b) the Required Reserve Account Amount for such Distribution Date.

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Minimum Monthly Interest and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          "Class A Account Percentage" shall mean, with respect to any date of
           --------------------------
determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount with respect to Class A Monthly Principal on deposit in the Principal Funding Account on such date (before giving effect to any deposit to be made to the Principal Funding Account on such date) and the denominator of which is the Principal Funding Account Balance on such date (before giving effect to any deposit to be made to the Principal Funding Account on such date).

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(a).

          "Class A Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount not less than zero equal to the Class A Invested Amount less the Principal Funding Account Balance on such date.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) an amount equal to the product of (i) the Class A Account Percentage and (ii) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (b) the Class A Floating Percentage of the Collections of Finance Charge Receivables (other than Finance Charge Receivables allocated to Servicer Interchange with respect to such Monthly Period) allocated to the Series 2000-3 Certificates (including any investment earnings that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement and this Supplement) and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to Section 4.11(d), are required to be included in Class A Available Funds with respect to such Distribution Date.

          "Class A Certificate Rate" shall mean, for any Interest Period, a per
           ------------------------
annum rate equal to LIBOR for such Interest Period plus 0.19%.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificates" shall mean any of Certificates executed by the
           --------------------
Bank and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.
   -----------

          "Class A Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of such day; provided, however, that, with respect to the first Monthly Period,
             --------  -------
the Class A Floating Percentage shall mean the Class A Initial Percentage.

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $807,500,000.

          "Class A Initial Percentage" shall mean the percentage equivalent of a
           --------------------------
fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.02(a).

          "Class A Invested Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate
                                                         -----
amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A
              -----
Investor Charge-Offs for all prior Distribution Dates over the aggregate amount
                                                      ----
of Class A Investor Charge-Offs reimbursed pursuant to Section 4.06(a) prior to such date; provided, however, that the Class A Invested Amount may not be
           --------  -------
reduced below zero.

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.06(a).

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(a).

          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(a).

          "Class A Outstanding Additional Interest" shall mean, with respect to
           ---------------------------------------
any Distribution Date, the amount of Class A Additional Interest previously due but not paid to the Class A Certificateholders.

          "Class A Outstanding Monthly Interest" shall mean, with respect to any
           ------------------------------------
Distribution Date, the amount of Class A Monthly Interest previously due but not paid to the Class A Certificateholders.

          "Class A Penalty Rate" shall mean, for any Interest Period, the sum of
           --------------------
the Class A Certificate Rate for such Interest Period and 2.00% per annum.

          "Class A Principal Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the Invested Amount as of such day and (ii) during the Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided,
                                                                     --------
however, that, with respect to the first Monthly Period, the Class A Principal
-------
Percentage shall mean the Class A Initial Percentage.

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.04(a).

          "Class A Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Class B Account Percentage" shall mean, with respect to any date of
           --------------------------
determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount with respect to Class B Monthly Principal on deposit in the Principal Funding Account on such date (before giving effect to any deposit to be made to the Principal Funding Account on such date) and the denominator of which is the Principal Funding Account Balance on such date (before giving effect to any deposit to be made to the Principal Funding Account on such date).

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(b).

          "Class B Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount not less than zero equal to the Class B Invested Amount less the excess, if any, of the Principal Funding Account Balance over the Class A Invested Amount on such date.

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) an amount equal to the product of (i) the Class B Account Percentage and (ii) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (b) the Class B Floating Percentage of the Collections of Finance Charge Receivables (other than Finance Charge Receivables allocated to Servicer Interchange with respect to such Monthly Period) allocated to the Series 2000-3 Certificates (including any investment earnings that are to be treated as Collections of Finance Receivables in accordance with the Agreement) and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to
Section 4.11(d), are required to be included in Class B Available Funds with respect to such Distribution Date.

          "Class B Certificate Rate" shall mean, for any Interest Period, a per
           ------------------------
annum rate equal to LIBOR for such Interest Period plus 0.51%.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificates" shall mean any one of the Certificates executed
           --------------------
by the Bank and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.
            -----------

          "Class B Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day; provided, however, that, with respect to
                                      --------  -------
the first Monthly Period, the Class B Floating Percentage shall mean the Class B Initial Percentage.

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $92,500,000.

          "Class B Initial Percentage" shall mean the percentage equivalent of a
           --------------------------
fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.02(b).

          "Class B Invested Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate
                                                         -----
amount of principal payments made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for
           -----
all prior Distribution Dates, minus (d) the aggregate
                              -----
amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.08(a) (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to Section 4.06(c)), minus (e) an amount equal to the amount by which
                              -----
the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06(a), plus (f) the amount of Excess Spread and Excess
                             ----
Finance Charges allocated and available on all prior Distribution Dates pursuant to Section 4.07(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the
                                                    --------  -------
Class B Invested Amount may not reduced below zero.

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.06(b).

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(b).

          "Class B Outstanding Additional Interest" shall mean, with respect to
           ---------------------------------------
any Distribution Date, the amount of Class B Additional Interest previously due but not paid to the Class B Certificateholders.

          "Class B Outstanding Monthly Interest" shall mean, with respect to any
           ------------------------------------
Distribution Date, the amount of Class B Monthly Interest previously due but not paid to the Class B Certificateholders.

          "Class B Penalty Rate" shall mean, for any Interest Period, the sum of
           --------------------
the Class B Certificate Rate for such Interest Period and 2.00% per annum.

          "Class B Principal Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and the denominator of which is the Invested Amount as of such day and (ii) during the Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided,
                                                                     --------
however, that, with respect to the first Monthly Period, the Class B Principal
-------
Percentage shall mean the Class B Initial Percentage.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.04(b).

          "Class B Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Closing Date" shall mean August 24, 2000.
           ------------

          "Collateral Account Percentage" shall mean, with respect to any date
           -----------------------------
of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount with respect to Collateral Monthly Principal on deposit in the Principal Funding Account on such date (before giving effect to any deposit to be made to the Principal Funding Account on such date) and the denominator of which is the Principal Funding Account Balance on such date (before giving effect to any deposit to be made to the Principal Funding Account on such date).

          "Collateral Additional Interest" shall have the meaning specified in
           ------------------------------
Section 4.02(c).

          "Collateral Adjusted Invested Amount" shall mean, with respect to any
           -----------------------------------
date of determination, an amount not less than zero equal to the Collateral Invested Amount less the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Invested Amount and the Class B Invested Amount on such date.

          "Collateral Available Funds" shall mean, with respect to any Monthly
           --------------------------
Period, an amount equal to the sum of (a) an amount equal to the product of (i) the Collateral Account Percentage and (ii) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date and (b) the Collateral Floating Percentage of the Collections of Finance Charge Receivables (other than Finance Charge Receivables allocated to Servicer Interchange with respect to such Monthly Period) allocated to the Series 2000-3 Certificates (including any investment earnings that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

          "Collateral Floating Percentage" shall mean, with respect to any
           ------------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of such day; provided, however, that with respect to the first Monthly Period,
             --------  -------
the Collateral Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

          "Collateral Initial Invested Amount" shall mean $100,000,000.
           ----------------------------------

          "Collateral Interest" shall mean a fractional undivided interest in
           -------------------
the Trust which shall consist of the right to receive (i) to the extent necessary to make the required payments to a Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and this Supplement and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement and (ii) amounts available for payment to the Collateral Interest Holder pursuant to, without duplication, Section 4.05 and subsections 4.07(j), 4.11(d)(iii), 4.11(e), 4.11(f), 8.01(b), 8.02(a) and 8.02(b).

          "Collateral Interest Holder" shall mean the entity so designated in
           --------------------------
the Transfer Agreement.

          "Collateral Interest Minimum Rate" shall mean the rate designated as
           --------------------------------
such in the Transfer Agreement, such rate not to exceed 7.90% per annum.

          "Collateral Interest Shortfall" shall have the meaning specified in
           -----------------------------
subsection 4.02(c).

          "Collateral Invested Amount" shall mean, when used with respect to any
           --------------------------
date, an amount equal to (a) the Collateral Initial Invested Amount, minus (b)
                                                                     -----
the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, minus (c) an amount equal to the aggregate amount by
                           -----
which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06, plus (d) the aggregate amount of Excess Finance
                                ----
Charges and Excess Spread allocated and available on all prior Distribution Dates pursuant to Section 4.07(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c); provided, however, that the
                                               --------  -------
Collateral Invested Amount may not be reduced below zero.

          "Collateral Investor Default Amount" shall mean, with respect to each
           ----------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Collateral Floating Percentage for such Monthly Period.

          "Collateral Minimum Monthly Interest" shall have the meaning specified
           -----------------------------------
in Section 4.02(c).

          "Collateral Monthly Principal" shall have the meaning specified in
           ----------------------------
Section 4.03(c).

          "Collateral Outstanding Additional Interest" shall mean, with respect
           ------------------------------------------
to any Distribution Date, the amount of Collateral Additional Interest previously due but not paid to the Collateral Interest Holder.

          "Collateral Outstanding Monthly Interest" shall mean, with respect to
           ---------------------------------------
any Distribution Date, the amount of Collateral Minimum Monthly Interest previously due but not paid to the Collateral Interest Holder.

          "Collateral Servicing Fee" shall have the meaning specified in Section
           ------------------------
3.01.

          "Controlled Accumulation Amount" shall mean for any Distribution Date
           ------------------------------
with respect to the Accumulation Period, $50,000,000; provided, however, that,
                                                      --------  -------
if the Accumulation Period is modified pursuant to Section 4.03(f), (i) the Controlled Accumulation Amount for each Distribution Date with respect to the Accumulation Period shall mean the amount specified in accordance with such Section on the date on which the Accumulation Period has most recently been modified, (ii) the Controlled Accumulation Amount for each related Monthly Period shall be no greater than the Accumulation Period Amount for such Monthly Period and (iii) the sum of the Controlled Accumulation Amounts for all Distribution Dates with respect to the modified Accumulation Period shall not be less than the Initial Invested Amount.

          "Controlled Deposit Amount" shall mean, for any Distribution Date with
           -------------------------
respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

          "Covered Amount" shall mean for any Distribution Date with respect to
           --------------
the Accumulation Period or the first Special Payment Date, an amount equal to the sum of (a) the product of (i) the Class A Certificate Rate in effect for the related Interest Period, (ii) a fraction, the numerator of which is the actual number of days from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360 and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal, if any, as of the preceding Distribution Date, plus
                                                                          ----
(b) the product of (i) the Class B Certificate Rate in effect for the related Interest Period, (ii) a fraction, the numerator of which is the actual number of days from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360 and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal, if any, as of the preceding Distribution Date, plus (c) one-
                                                                  ----
twelfth of the product of (i) the Collateral Interest Minimum Rate and (ii) the aggregate amount on deposit in the Principal Funding Account with respect to Collateral Monthly Principal, if any, as of the preceding Distribution Date.

          "Cut-Off Date" shall mean August 1, 2000.
           ------------

          "Deficit Controlled Accumulation Amount" shall mean (a) on the first
           --------------------------------------
Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date plus any Deficit Controlled Accumulation Amount for the prior Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal, Class B Monthly Principal and Collateral Monthly Principal for such subsequent Distribution Date.

          "Early Amortization Period" shall mean the period commencing at the
           -------------------------
close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 2000-3 is deemed to have occurred, and ending on the first to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively, and the payment in full to the Collateral Interest Holder of the Collateral Invested Amount, if any, or
(ii) the Termination Date.

          "Excess Shared Principal Collections" shall mean the excess of the
           -----------------------------------
Shared Principal Collections over the aggregate amount of Principal Shortfalls for all Series, as defined in each related Supplement, which are Principal Sharing Series for such Distribution Date.

          "Excess Spread" shall mean, with respect to any Distribution Date, the
           -------------
sum of the amounts, if any, specified pursuant to Sections 4.05(a)(iv), 4.05(b)(iii) and 4.05(c)(ii) with respect to such Distribution Date.

          "Expected Final Payment Date" shall mean the August 2007 Distribution
           ---------------------------
Date.

          "Expected Monthly Principal" shall be equal to the product of (i) the
           --------------------------
lowest of the monthly principal payment rates (determined by dividing Collections of Principal Receivables during a calendar month by the amount of Principal Receivables in the Trust as of the last day of the preceding month, adjusted for additions and removals occurring after such last day), expressed as a decimal for the 12 calendar months preceding the date of such calculation (or such lower principal payment rate as the Servicer may select) and (ii) the sum of the Initial Invested Amounts (as defined in the related Supplement) of all outstanding Series, other than Variable Funding Series.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.09.

          "Fitch" shall mean Fitch, Inc.
           -----

          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the preceding Monthly Period (or, with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the sum of (i) the total amount of Principal Receivables in the Trust as of such day (or, with respect to the first Monthly Period, the Cut-Off Date) and (ii) the principal amount on deposit in the Excess Funding Account as of such last day; provided, however, that if the Seller so designates, the amount calculated
     --------  -------
above pursuant to clause (i) of the denominator shall be increased by the aggregate amount of Principal Receivables in Additional Accounts added to the Trust during such Monthly Period as though such Receivables had been added to the Trust as of the first day of such Monthly Period.

          "Group One" shall mean Series 2000-3 and each other series specified
           ---------
in the related Supplement to be included in Group One.

          "Initial Invested Amount" shall mean the sum of the Class A Initial
           -----------------------
Invested Amount, the Class B Initial Invested Amount and the Collateral Initial Invested Amount.

          "Initial Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Interest Payment Date" shall mean, with respect to the Class A
           ---------------------
Certificates, the Class B Certificates and the Collateral Interest, the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing on the September 2000 Distribution Date.

          "Interest Period" shall mean with respect to any Payment Date, the
           ---------------
period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing
Date) to but excluding such Payment Date.

          "Invested Amount" shall mean, as of any date of determination, an
           ---------------
amount equal to the sum of (a) the Class A Invested Amount as of such date, (b) the Class B Invested Amount as of such date and (c) the Collateral Invested Amount as of such date.

          "Investor Charge-Offs" shall mean Class A Investor Charge-Offs and
           --------------------
Class B Investor Charge-Offs.

          "Investor Default Amount" shall mean, with respect to any Distribution
           -----------------------
Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

          "LIBOR" shall mean, as of any LIBOR Determination Date, the rate for
           -----
deposits in United States dollars for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date; provided,
                                                                --------
however, that for the first LIBOR Determination Date, LIBOR shall mean the rate
-------
for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Servicer shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by three major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading international banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period); provided, however, that if the banks selected as
                       --------  -------
aforesaid by the Servicer are not quoting as mentioned, the rate for that day shall be the rate then in effect on such LIBOR Determination Date.

          "LIBOR Determination Date" shall mean, for any Interest Period, the
           ------------------------
second London Business Day prior to the commencement of such Interest Period (or, in the case of the initial Interest Period, the second London Business Day prior to the Closing Date).

          "London Business Day" shall mean a day on which dealings in deposits
           -------------------
in United States dollars are transacted in the London interbank market.

          "Investment Letter" shall have the meaning specified in subsection
           -----------------
10.07(a).

          "Monthly Interest" means, with respect to any Distribution Date, the
           ----------------
Class A Monthly Interest, the Class B Monthly Interest and Collateral Minimum Monthly Interest for such Distribution Date.

          "Monthly Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Net Servicing Fee Rate" shall mean (i) so long as the Seller or The
           ----------------------
Bank of New York is the Servicer, 1.25% per annum and (ii) if the Seller or The Bank of New York is no longer the Servicer, 2.00% per annum.

          "Nonvariable Accumulation Series" shall mean each outstanding Series
           -------------------------------
that is not a Variable Funding Series or a Variable Accumulation Series.

          "Payment Date" shall mean any Interest Payment Date and any Special
           ------------
Payment Date.

          "Permitted Assignee" shall mean any Person who, if it were the
           ------------------
Collateral Interest Holder or holder of an interest in the Trust, as applicable, would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

          "Portfolio Adjusted Yield" shall mean, with respect to any
           ------------------------
Distribution Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for each such Monthly Period from the Portfolio Yield for each such Monthly Period.

          "Portfolio Yield" shall mean, with respect to any Monthly Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the product obtained by multiplying the Floating Allocation Percentage with respect to such Monthly Period and the amount of Collections of Finance Charge Receivables with respect to such Monthly Period (including any investment earnings and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement) calculated on a billed basis, or, in the case of any such Collections consisting of annual membership fees, on an amortized (rather than billed) basis, plus (b) the amount of any Principal Funding Investment Proceeds for the
       ----
related Distribution Date, plus (c) any Excess Finance Charges that are
                           ----
allocated to Series 2000-3 with respect to such Monthly Period, plus (d) the
                                                                ----
amount of funds, if any, withdrawn from the Reserve Account which, pursuant to
Section 4.11(d), are required to be included as Class A Available Funds or Class B Available Funds or paid to the Collateral Interest Holder for the Distribution Date with respect to such Monthly Period, minus (e) the Investor Default Amount
                                          -----
for the Distribution Date with respect to such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          "Principal Allocation Percentage" shall mean, with respect to any day
           -------------------------------
during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Cut-Off Date) and (b) after the end of the Revolving Period, the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greater of (i) the sum of the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and the principal amount on deposit in the Excess Funding Account as of such last day (or, in the case of the first Monthly Period, the Cut-Off Date) and (ii) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of the date as to which such determination is being made; provided, however, that if the
                                              --------  -------
Seller so designates, the amount calculated above pursuant to clause (i) of the denominator shall be increased by the aggregate amount of Principal Receivables in Additional Accounts added to the Trust during such Monthly Period as though such Receivables had been added to the Trust as of the first day of such Monthly Period; provided further, however, that if after the commencement of the
        ----------------  -------
Accumulation Period or the Early Amortization Period a Pay Out Event occurs with respect to another Series that was designated in the Supplement therefor as a Series that is a "Paired Series" with respect to Series 2000-3, the Seller may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (x) such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series and (y) the Seller shall have received written notice from each Rating Agency that such designation will not have a Ratings Effect and shall have delivered copies of each such written notice to the Servicer and the Trustee and the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at that time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series 2000-3.

          "Principal Funding Account" shall have the meaning set forth in
           -------------------------
Section 4.03(d)(i).

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Funding Investment Proceeds" shall have the meaning
           -------------------------------------
specified in Section 4.03(d)(ii).

          "Principal Shortfall" shall have the meaning specified in Section
           -------------------
4.10.

          "Prospectus" shall mean the prospectus and the prospectus supplement
           ----------
as filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act relating to the Series 2000-3 Certificates.

          "Reallocated Principal Collections" shall mean, with respect to any
           ---------------------------------
Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period, (b) the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for such Monthly Period and (c) the sum of the Class B Floating Percentage and the Collateral Floating Percentage with respect to such Monthly Period.

          "Reassignment Amount" shall mean, with respect to any Distribution
           -------------------
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Adjusted Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any
                   ----
Monthly Interest previously due but not distributed to the Series 2000-3 Certificateholders and the Collateral Interest Holder on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for such
      ----
Distribution Date and any Additional Interest previously due but not distributed to the Series 2000-3 Certificateholders and the Collateral Interest Holder on a prior Distribution Date.

          "Reference Banks" shall mean four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount equal to (a) the product of (i) 0.50% of the Invested Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) and (ii) the Reserve Account Factor for such Distribution Date, or (b) any other amount designated by the Seller, provided that, if such designation is of a lesser amount, the Seller (i) shall have received written notice from each Rating Agency that such designation will not have a Ratings Effect and shall have delivered copies of each such written notice to the Servicer and the Trustee, and (ii) shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event, to occur with respect to Series 2000-3.

          "Reserve Account" shall have the meaning specified in Section 4.11(a).
           ---------------

          "Reserve Account Factor" shall mean, with respect to any date of
           ----------------------
determination, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the number of Monthly Periods scheduled to be included in the Accumulation Period as of such date and the denominator of which is twenty.

          "Reserve Account Funding Date" shall mean the Distribution Date with
           ----------------------------
respect to the Monthly Period which commences 12 months prior to the Monthly Period which as of the related Determination Date is scheduled to commence the Accumulation Period in accordance with Section 4.03(f) provided that the Seller may delay the Reserve Account Funding Date to the Distribution Date with respect to the Monthly Period which occurs not later than the number of months prior to the scheduled commencement date of the Accumulation Period determined in accordance with the following schedule:

=======================================================================================
Portfolio Adjusted Yield                                    Number of Months
------------------------
                                                  (rounded up to nearest whole number)
                                                   ----------------------------------
---------------------------------------------------------------------------------------
Less than 2%                                    12 x Reserve Account Factor
---------------------------------------------------------------------------------------
2% or more, but less than 3%                    6 x Reserve Account Factor
---------------------------------------------------------------------------------------
3% or more, but less than 4%                    4 x Reserve Account Factor
---------------------------------------------------------------------------------------
4% or more                                      3 x Reserve Account Factor
=======================================================================================

          "Reserve Account Surplus" shall mean, as of any date of determination,
           -----------------------
the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall have the meaning specified in Section
           -------------------
4.11(c).

          "Revolving Period" shall mean the period beginning at the close of
           ----------------
business on the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

          "Series 2000-3" shall mean the Series of Investor Certificates, the
           -------------
terms of which are specified in this Supplement, and shall include the Class A Certificates, the Class B Certificates and the Collateral Interest.

          "Series 2000-3 Certificateholder" shall mean a Class A
           -------------------------------
Certificateholder or a Class B Certificateholder.

          "Series 2000-3 Certificate" shall mean a Class A Certificate or a
           -------------------------
Class B Certificate.

          "Series 2000-3 Holder" shall mean a Class A Certificateholder, a Class
           --------------------
B Certificateholder or a Collateral Interest Holder.

          "Series 2000-3 Interests" shall mean the Class A Certificates, the
           -----------------------
Class B Certificates and the Collateral Interest.

          "Servicer Interchange" shall mean, for any Monthly Period, the product
           --------------------
of (a) the Floating Allocation Percentage for such Monthly Period and (b) the portion of Collections of Finance Charge Receivables allocated to the Series 2000-3 Certificates and the Collateral Interest with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer
                                            --------  -------
Interchange for a Monthly Period shall not exceed one-twelfth of the product of
(i) the Servicing Base Amount as of the last day of such Monthly Period and (ii) 0.75%.

          "Servicing Base Amount" shall have the meaning specified in Section
           ---------------------
3.01.

          "Servicing Fee Rate" shall mean 2.00%.
           ------------------

          "Special Payment Date" shall mean each Distribution Date with respect
           --------------------
to the Early Amortization Period.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Termination Date" shall mean the October 2010 Distribution Date.
           ----------------

          "Transfer" shall have the meaning specified in subsection 10.07(a).
           --------

          "Transfer Agreement" shall mean the Transfer and Administration
           ------------------
Agreement, dated as of August 24, 2000, between Capital One Bank, as Transferor and Administrator, and Capital One Secured Note Trust 2000-3, as amended or modified from time to time, relating to the transfer of the Collateral Interest.

          "Variable Accumulation Series" shall mean each outstanding Series,
           ----------------------------
other than any Variable Funding Series, for which, pursuant to the terms of the related Supplement, at the time a determination is made pursuant to Section 4.03(f), the commencement date of the Accumulation Period may be changed.

          "Variable Funding Series" shall mean any Series designated in the
           -----------------------
related Supplement as a Variable Funding Series.

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 2000-3, Moody's and Standard & Poor's and Fitch. As used in this Supplement and in the Agreement with respect to Series 2000-3, "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+, AAA, AAAm or AAAm-G, as applicable, (ii) in the case of Moody's, P-1 or Aaa, as applicable and (iii) in the case of Fitch, if rated by Fitch, F1+ or AAA, as applicable.

          (c) Notwithstanding any provision of the Agreement or this Supplement, the term "Paying Agent" when used in the Agreement or this Supplement with respect to Series 2000-3, shall mean, the Paying Agent specified pursuant to the Agreement, and any successor paying agents with respect to the Class A Certificates, the Class B Certificates and the Collateral Interest as the Seller may appoint from time to time in accordance with the provisions of the Pooling and Servicing Agreement.

          (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

          (e) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

          Section 2.02.  Amendment to Section 2.08 of the Agreement. Section
                         ------------------------------------------
2.08(c)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

          (c)  Automatic Additional Accounts. (i) The Seller may from time to
               -----------------------------
     time, at its sole discretion, subject to and in compliance with the limitations specified in clause (ii) below and the applicable conditions specified in paragraph (d) below, designate Eligible Accounts to be included as Accounts as of the applicable Additional Cut-Off Date. For purposes of this paragraph, Eligible Accounts shall be deemed to include only consumer revolving credit card accounts or other consumer revolving credit accounts which (x) are originated by the Seller or any Affiliate of the Seller, (y) are of a type included as Initial Accounts or which have previously been included in any Addition which has been effected in accordance with all of the conditions specified in paragraph (d) below and
     (z) have a designation other than "Associate 20," "Associate 21," "Associate 195," "Associate 196," "Associate 197," "Associate 198," "Associate 199," "Associate 289," "Associate 290," "Associate 291," "Associate 292," "Associate 293," "Associate 294," "Associate 295," "Associate 296," "Associate 297," "Associate 298" or "Associate 299" marketing programs in the Seller's credit card master file.

                                  ARTICLE III

                             Servicer and Trustee
                             --------------------

          Section 3.01. Servicing Compensation. The share of the Servicing Fee allocable to the Series 2000-3 Certificateholders and the Collateral Interest Holder with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Adjusted Invested Amount, if any, as of the last day of the Monthly Period preceding such Distribution Date (the amount calculated pursuant to this clause
(b) is referred to as the "Servicing Base Amount"); provided, however, with
                                                    --------  -------
respect to the first Distribution Date, the Monthly Servicing Fee (the "Initial Servicing Fee") shall be equal to $388,888.89. On each Distribution Date, but only if the Seller or The Bank of New York is the Servicer, Servicer Interchange with respect to the related Monthly Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Servicing Fee with respect to such Monthly Period. In the case of any insufficiency of Servicer Interchange on deposit in the Collection Account, a portion of the Monthly Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that
                                                      --------  -------
with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $196,267.36. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date

(the "Class B Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Class B Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first
                       --------  -------
Distribution Date, the Class B Servicing Fee shall be equal to $22,482.64. The share of the Monthly Servicing Fee allocable to the Collateral Interest Holder (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to such Distribution Date (the "Collateral Servicing Fee") shall be equal to one-twelfth of the product of (c) the Collateral Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the
        --------  -------
Collateral Servicing Fee shall be equal to $24,305.56. The remainder of the Servicing Fee shall be paid by the Seller or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Series 2000-3 Certificateholders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid by the Seller or the Certificateholders of any other Series. The (i) Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(a)(ii), 4.07(a) or 4.08(a); (ii) Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(b)(ii), 4.07(c) or 4.08(b); and (iii) Collateral Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(c)(i) or 4.07(f).

                                  ARTICLE IV

                Rights of Series 2000-3 Certificateholders and
                        Collateral Interest Holder and
                  Allocation and Application of Collections
                  -----------------------------------------

          Section 4.01.  Collections and Allocations. The Servicer will apply,
                         ---------------------------
or will instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series 2000-3 Certificates and the Collateral Interest as described in this Article IV.

          Section 4.02.  Determination of Monthly Interest.
                         ---------------------------------

          (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, (ii) the Class A Certificate Rate for the related Interest Period and (iii) the outstanding principal balance of the Class A Certificates as of the preceding Record Date; provided, however, that, with respect to the first Distribution Date, Class A
--------  -------
Monthly Interest shall be equal to the interest accrued on the initial principal amount of the Class A Certificates at the Class A Certificate Rate for the period from and including the Closing Date to but excluding the first Distribution Date.

          On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for the Interest Period applicable to such Payment Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Payment Date. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, (ii) the Class A Penalty Rate and (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, (ii) the Class B Certificate Rate for the related Interest Period and (iii) the outstanding principal balance of the Class B Certificates as of the preceding Record Date; provided, however, that, with respect to the first Distribution Date, Class B
--------  -------
Monthly Interest shall be equal to the interest accrued on the initial principal amount of the Class B Certificates at the Class B Certificate Rate for the period from and including the Closing Date to but excluding the first Distribution Date.

          On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for the Interest Period applicable to such Payment Date over (y) the aggregate amount of funds allocated and available to pay such
     ----
Class B Monthly Interest on such Payment Date. If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, (ii) the Class B Penalty Rate and (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (c) The amount of monthly interest ("Collateral Minimum Monthly Interest") distributable from the Collection Account with respect to the Collateral Interest on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Collateral Interest Minimum Rate and (ii) the outstanding principal balance of the Collateral Interest as of the preceding Record Date; provided, however, that, with respect to the first Distribution
             --------  -------
Date, Collateral Minimum Monthly Interest shall be equal to $460,833.33.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Collateral Interest Shortfall"), of (x) the Collateral Minimum

Monthly Interest on such Distribution Date. If the Collateral Interest Shortfall for any Distribution Date is greater than zero, an additional amount ("Collateral Additional Interest") equal to one-twelfth of the product of (i) the Collateral Interest Minimum Rate and (ii) such Collateral Interest Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder) shall be payable as provided herein with respect to the Collateral Interest on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Collateral Interest Shortfall is paid to the Collateral Interest Holder. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

     Section 4.03.  Determination of Monthly Principal; Series 2000-3 Accounts.
                    ----------------------------------------------------------
     (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date with respect to the Accumulation Period, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period (and on or prior to the Expected Final Payment Date), the Controlled Deposit Amount for such Distribution Date and (z) the Class A Adjusted Invested Amount on such Distribution Date.

     (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the first to occur of (i) the first Special Payment Date, if any, on which the Class A Invested Amount is paid in full, and (ii) the first Distribution Date with respect to the Accumulation Period on which the Principal Funding Account Balance is at least equal to the Class A Invested Amount, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal with respect to such Distribution Date), (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date (minus the Class A Monthly Principal with respect to such Distribution Date) and
(z) the Class B Adjusted Invested Amount on such Distribution Date.

     (c) The amount of monthly principal ("Collateral Monthly Principal") distributable from the Collection Account with respect to the Collateral Interest on each Distribution Date, beginning with the first to occur of (i) the first Special Payment Date, if any, on which the Class B Invested Amount is paid in full, and (ii) the first Distribution Date with respect to the Accumulation Period on which the Principal Funding Account Balance is at least equal to the sum of the Class A Invested Amount and the Class B Invested Amount, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal with respect to such Distribution Date), (y) for each Distribution Date with respect to the

Accumulation Period, the Controlled Deposit Amount for such Distribution Date (minus the Class A Monthly Principal and Class B Monthly Principal with respect to such Distribution Date) and (z) the Collateral Adjusted Invested Amount on such Distribution Date.

          (d) (i) The Servicer, for the benefit of the Series 2000-3 Holders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Series 2000-3 Holders. The Principal Funding Account shall initially be established with The Bank of New York.

          (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 2000-3 Holders; provided that on each Distribution Date all interest and other
                --------
       investment income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided,
                                                                       --------
       however, that the Trustee may sell, liquidate or dispose of an Eligible
       -------
       Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that (i) the interest of the Series 2000-3 Holders may be adversely affected if such Eligible Investment is held to its maturity and (ii) the primary purpose of such sale, liquidation or disposition is not recognizing gains or decreasing losses resulting from market value changes. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (iii) On each Distribution Date with respect to the Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of Class A Available Funds, Class B Available Funds and Collateral Available Funds.

          (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          (e) (i) Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-3 Holders. If, at any time, the

       Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (d)(i) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Principal Funding Account.

          (ii) Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in
       Section 5.01 of this Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series 2000-3 Holders.

          (f) The Accumulation Period is scheduled to commence at the close of business on the last day of the November 2005 Monthly Period; provided, however,
                                                              --------  -------
that if the Accumulation Period Length on any Determination Date (determined as described below) is less than twenty months, upon notice to the Trustee, the Seller and each Rating Agency, the Servicer, at its option, may elect to modify the date on which the Accumulation Period actually commences to the last Business Day of any month that precedes the month that is the number of months prior to the Expected Final Payment Date equal to the Accumulation Period Length; provided, however, that (i) the length of the Accumulation Period will
        --------  -------
not be less than one month; and (ii) notwithstanding any other provision of this Supplement to the contrary, no election to postpone the commencement of the Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. On each Determination Date, the Servicer will determine the "Accumulation Period Length" which will equal the number of months such that the Accumulation Period Amount for the Monthly Period immediately preceding the Expected Final Payment Date, when aggregated with the Accumulation Period Amounts for each preceding Monthly Period, will equal or exceed the Initial Invested Amount. Any notice by the Servicer electing to modify the commencement of the Accumulation Period pursuant to this subsection (f) shall specify (i) the Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Accumulation Period.

          Section 4.04.  Required Amount.
                         ---------------
          (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Outstanding Monthly Interest, (iii) any Class A Additional Interest for such Distribution Date and any Class A Outstanding Additional Interest, (iv) the Class A Servicing Fee for such Distribution Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer and (vi) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (y) the Class A Available

Funds. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Excess Finance Charges allocable to Series 2000-3 with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.07(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and the amount of Excess Finance Charges allocable to Series 2000-3 with respect to the related Monthly Period, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.08(a).

          (b) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount") equal to the sum of (x) the amount, if any, by which (A) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Outstanding Monthly Interest, (iii) any Class B Additional Interest for such Distribution Date and any Class B Outstanding Additional Interest, (iv) the Class B Servicing Fee for such Distribution Date and (v) any Class B Servicing Fee previously due but not paid to the Servicer exceeds (B) the Class B Available Funds and (y) the Class B Investor Default Amount for such Distribution Date. In the event that the Class B Required Amount for such Distribution Date exceeds the portion of Excess Spread and Excess Finance Charges allocated to Series 2000-3 with respect to such Monthly Period and not used to fund the Class A Required Amount, then a portion of the Reallocated Principal Collections with respect to such Monthly Period shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.08(b).

          Section 4.05.  Application of Class A Available Funds, Class B
                         -----------------------------------------------
Available Funds, Collateral Available Funds and Available Investor Principal
----------------------------------------------------------------------------
Collections.  The Servicer shall apply (if the Seller is the Servicer and the
-----------
Collection Account is maintained with the Seller) or shall cause the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds, and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

          (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Outstanding Monthly Interest, plus
             ----                                                         ----
       the amount of any Class A Additional Interest for such Distribution Date and any Class A Outstanding Additional Interest, shall be distributed to the Paying Agent with respect to the Class A Certificates for payment to the Class A Certificateholders;

          (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee
                          ----
       previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement);

          (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.07.

          (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Outstanding Monthly
                          ----
       Interest, plus the amount of any Class B Additional Interest for such
                 ----
       Distribution Date and any Class B Outstanding Additional Interest, shall be distributed to the Paying Agent with respect to the Class B Certificates for payment to the Class B Certificateholders;

          (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee
                          ----
       previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement); and

          (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.07.

          (c) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to the Collateral Servicing Fee for such Distribution Date, plus the amount of any Collateral Servicing Fee
                          ----
       previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement); and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.07.

          (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          (e) On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Monthly Period will be distributed in the following priority:

          (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A Adjusted Invested Amount on such Distribution Date, shall be deposited in the Principal Funding Account or, if such Distribution Date is a Special Payment Date on which the Principal Funding Account Balance is zero, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

          (ii) after giving effect to paragraph (i) above, an amount equal to Class B Monthly Principal for such Distribution Date, up to the Class B Adjusted Invested Amount on such Distribution Date, shall be deposited in the Principal Funding Account or, if such Distribution Date is a Special Payment Date on which the Principal Funding Account Balance is zero,
       shall be distributed to the Paying Agent for   payment to the Class B
       Certificateholders

          (iii) after giving effect to paragraphs (i) and (ii) above, an amount equal to Collateral Monthly Principal for such Distribution Date, up to the Collateral Adjusted Invested Amount on such Distribution Date, shall be deposited in the Principal Funding Account or, if such Distribution Date is a Special Payment Date on which the Principal Funding Account Balance is zero, shall be distributed to the Paying Agent for payment to the Collateral Interest Holder; and

          (iv)  for each Distribution Date, after giving effect to paragraphs
       (i), (ii) and (iii) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          Section 4.06.  Defaulted Amounts; Investor Charge-Offs.
                         ---------------------------------------
          (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for such Distribution Date exceeds the sum of (x) the amount of Reallocated Principal Collections with respect to the related Monthly Period and (y) the amount of Excess Spread and the Excess Finance Charges allocable to Series 2000-3 with respect to such Monthly Period, the Collateral Invested Amount will be reduced by the amount of such excess, but not by more than the excess of the Class A Investor Default Amount for the related Distribution Date over the amount of Reallocated
                                         ----
Principal Collections and the amount of Excess Spread and Excess Finance Charges used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of
     ----
the Collateral Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections and the amount of Excess Spread and Excess Finance Charges used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the
                  ----
Collateral Invested Amount and the Class B Invested Amount for such Distribution Date and the amount of Reallocated Principal Collections and the amount of Excess Spread and Excess Finance Charges used to fund the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charges allocated and available for that purpose pursuant to Section 4.07(b).

          (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Excess Finance Charges allocated to Series 2000-3 with respect to the related Monthly Period which are not used to fund the Class A Required Amount and Class A Investor Charge-Offs on the related Distribution Date and (y) the amount of Reallocated Principal Collections which are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.08(b), then the Collateral Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over
                                                                         ----
the amount of Reallocated Principal Collections and the amount of Excess Spread and Excess Finance Charges used to fund the Class B Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the amount of such
                                                   ----
reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections and the amount of Excess Spread and Excess Finance Charges used to fund the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charges allocated and available for that purpose pursuant to Section 4.07(d).

          (c) If, on any Distribution Date, Reallocated Principal Collections for the related Monthly Period are applied pursuant to Section 4.08(a) or (b), the Collateral Invested Amount shall be reduced by the amount of such Reallocated Principal Collections. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero.

          (d) If, on any Distribution Date, the Collateral Investor Default Amount exceeds the amount of Excess Spread and Excess Finance Charges available to fund the Collateral Investor Default Amount pursuant to Section 4.07(g) on such Distribution Date, then the Collateral Invested Amount shall be reduced by the amount of such excess; provided, however, that the Collateral Invested
                           --------  -------
Amount shall not be reduced below zero.

          Section 4.07.  Excess Spread; Excess Finance Charges.  The Servicer
                         -------------------------------------
shall apply (if the Seller is the Servicer and the Collection Account is maintained with the Seller) or shall cause the Trustee to apply, on each Distribution Date, Excess Spread and Excess Finance Charges allocated to Series 2000-3 with respect to the related Monthly Period, to make the following distributions in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.05(a)(i), (ii) and (iii); provided that in the event the Class A Required Amount for such
     --------
     Distribution Date exceeds the amount of Excess Spread and Excess Finance Charges allocated to Series 2000-3, such Excess Spread and Excess Finance Charges shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.05(a)(i), second to pay the Class A Servicing Fee pursuant to Section 4.05(a)(ii) and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to Section 4.05(a)(iii);

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in
     Section 4.06(a) (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.06(a)) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

          (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee (I) to fund any deficiency pursuant to Sections 4.05(b)(i) and (ii) and (II) for application, up to the Class B Investor Default Amount, as a portion of Available Investor Principal Collections for such Distribution Date; provided that in the event the Class B Required Amount for such
     --------
     Distribution Date exceeds the amount of Excess Spread and Excess Finance Charges allocated to Series 2000-3 and available to pay such amount pursuant to this clause (c), such Excess Spread and Excess Finance Charges shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.05(b)(i), second to pay the Class B Servicing Fee pursuant to Section 4.05(b)(ii) and third as a portion of Available Investor Principal Collections for such Distribution Date pursuant to clause (II) above;

          (d) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" in Section 2.01 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

          (e) an amount equal to the sum of Collateral Minimum Monthly Interest for such Distribution Date, plus the amount of any Collateral Outstanding
                                 ----
     Monthly Interest, plus the amount of any Collateral Additional Interest for
                       ----
     such Distribution Date and any Collateral Outstanding Additional Interest shall be distributed to the Collateral Interest Holder;

          (f) an amount equal to the Collateral Servicing Fee due but not paid to the Servicer either on such Distribution Date or a prior Distribution Date shall be paid to the Servicer;

          (g) an amount equal to the Collateral Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

          (h) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clause (c) of the definition of "Collateral Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

          (i) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.11(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount
                                     ----
     shall be deposited into the Reserve Account; and

          (j) the balance, if any, will distributed to the Collateral Interest Holder.

          Section 4.08.  Reallocated Principal Collections.  The Servicer shall
                         ---------------------------------
apply (if the Seller is the Servicer and the Collection Account is maintained with the Seller) or shall cause the Trustee to apply on each Distribution Date Reallocated Principal Collections (applying all such Collections with respect to the Collateral Invested Amount prior to applying any such Collections with respect to the Class B Invested Amount and applying no such Collections with respect to the Class B Invested Amount pursuant to clause (b) below) with respect to such Distribution Date, to make the following distributions in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount
                                                            ----
     of Excess Spread and Excess Finance Charges allocated to Series 2000-3 with respect to the related Monthly Period, shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.05(a)(i), (ii) and (iii); provided that, in the event the Class A Required Amount for such
     --------
     Distribution Date exceeds the sum of the amount of Excess Spread and Excess Finance Charges allocated to Series 2000-3 and the amount of Reallocated Principal Collections for the related Monthly Period, such Excess Spread and Excess Finance Charges allocated to Series 2000-3 and Reallocated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.05(a)(i), second to pay the Class A Servicing Fee pursuant to Section 4.05(a)(ii) and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to Section 4.05(a)(iii);

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the amount
                                                            ----
     of Excess Spread and Excess Finance Charges to be allocated and available to the holders of the Class B Certificates pursuant to Section 4.07(c) on such Distribution Date, shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.05(b)(i) and (ii) and Section 4.07(c)(II); provided that, in the event the Class B Required Amount for
                  --------
     such Distribution Date exceeds the sum of the amount of Excess Spread and Excess Finance Charges to be allocated to the holders of the Class B Certificates on such Distribution Date and the amount of Reallocated Principal Collections (other than Reallocated Principal Collections distributed pursuant to clause (a) above) for the related Monthly Period, such Excess Spread and Excess Finance Charges and such Reallocated Principal Collections shall be applied first to pay the amounts due with respect to such Distribution Date pursuant to Section 4.05(b)(i), second to pay the Class B Servicing Fee pursuant to Section 4.05(b)(ii) and third to apply any remaining amount as a portion of Available Investor Principal Collections for such Distribution Date pursuant to Section 4.07(c)(II); and

          (c) the balance, if any, of such Reallocated Principal Collections shall be treated as a portion of Available Investor Principal Collections to be applied in accordance with Sections 4.05(d) and (e).

          Section 4.09.  Excess Finance Charges.  Series 2000-3 shall be
                         ----------------------
included in Group One. Subject to Section 4.05 of the Agreement, Excess Finance Charges with respect to the Series in Group One for any Distribution Date will be allocated to Series 2000-3 in an amount equal to the product of (x) the aggregate amount of Excess Finance Charges with respect to all the Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2000-3 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Series in Group One for such Distribution Date. The amount of Excess Finance Charges for Series 2000-3 for any Distribution Date shall be specified in subsection 3.02(a)(v) of the Transfer Agreement. On each Distribution Date, the Trustee shall deposit into the Collection Account for application in accordance with Section 4.05 of the Agreement the aggregate amount of "Excess Finance Charges" received by the Trustee pursuant to the Transfer Agreement on such date. The "Finance Charge Shortfall" for Series 2000-3 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.05(a), 4.05(b) and 4.05(c) and Sections 4.07(a) through (i) on such Distribution Date over (b) the sum of (i)
                                                       ----
Class A Available Funds, (ii) Class B Available Funds and (iii) Collateral Available Funds, each with respect to the related Monthly Period.

          Section 4.10.  Shared Principal Collections.  Subject to Section 4.04
                         ----------------------------
of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2000-3 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2000-3 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "Principal Shortfall" for Series 2000-3 will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date, over
                                                                         ----
the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount over the amount
                                                                ----
of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

          Section 4.11.  Reserve Account.
                         ---------------
          (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 2000-3 Holders, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-3 Holders. The Reserve Account shall initially be established with The Bank of New York. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-3 Holders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.07(i).

          (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Series 2000-3 Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an
--------  -------
Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined (i) that the interest of the Series 2000-3 Holders may be adversely affected if such Eligible Investment is held to its maturity and (ii) the primary purpose of such sale, liquidation or disposition is not recognizing gains or decreasing losses resulting from market value changes. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series 2000-3. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the sum of the excesses, if any, identified in subsections 4.11(d)(i), (ii) and
(iii); provided that such amount will be reduced to the extent that funds
       --------
otherwise would be available for deposit in the Reserve Account under Section 4.07(i) with respect to such Distribution Date or Special Payment Date.

          (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and applied in the following priority:

          (i) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (a) of the definition of Covered Amount over (y) an amount equal to that portion of the Class A Available Funds computed pursuant to clause (a) of the definition of Class A Available Funds shall be included as Class A Available Funds; and

          (ii) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (b) of the definition of Covered Amount over (y) an amount equal to that portion of the Class B Available Funds computed pursuant to clause (a) of the definition of Class B Available Funds shall be treated as Class B Available Funds; and

          (iii) on and after the Distribution Date on which the Principal Funding Account Balance equals the sum of the Class A Invested Amount and the Class B Invested Amount, an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (c) of the definition of Covered Amount over (y) an amount equal to the aggregate amount of Excess Spread and Excess Finance Charge Collections allocated to Series 2000-3 with respect to such Distribution Date or Special Payment Date available after application in accordance with subsections 4.07(a) through (d) shall be distributed to the Collateral Interest Holder.

          (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and distribute to the Collateral Interest Holder, an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Invested Amount is paid in full to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder, (iii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 2000-3 and (iv) if the Accumulation Period has commenced, the earlier of the first Special Payment Date and the Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-3 Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and distribute to the Collateral Interest Holder all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

                                   ARTICLE V

         Distributions and Reports to Series 2000-3 Certificateholders
         -------------------------------------------------------------

          Section 5.01.  Distributions.
                         -------------
          (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro
                                                                             ---
rata share of the amounts that are allocated and available on such Payment Date
----
to pay interest on the Class A Certificates pursuant to this Supplement.

          (b) On each Special Payment Date and on the Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts on
                                                --------
deposit in the Principal Funding Account (in an amount not to exceed the Class A Invested Amount) or otherwise held by the Paying Agent and which are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional repurchase of the Certificateholders' Interest with respect to Series 2000-3 pursuant to
Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

          (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro
                                                                             ---
rata share of the amounts that are allocated and available on such Payment Date
----
to pay interest on the Class B Certificates pursuant to this Supplement.

          (d) On each Special Payment Date, if any, commencing on the first Special Payment Date on which the Class A Invested Amount is paid in full and on the Expected Final

Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata
                                                                    --------
share of the amounts on deposit in the Principal Funding Account in excess of the Class A Invested Amount (in an amount not to exceed the Class B Invested Amount) or otherwise held by the Paying Agent and which are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional repurchase of the Certificateholders' Interest with respect to Series 2000-3 pursuant to
Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

          (e) On each Payment Date, the Paying Agent shall distribute to each Collateral Interest Holder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Collateral Interest Holder's pro rata share of the amounts that are allocated and available on such Payment
--------
Date to pay interest on the Collateral Interest pursuant to this Supplement.

          (f) On each Special Payment Date, if any, commencing on the first Special Payment Date on which the Class B Invested Amount is paid in full and on the Expected Final Payment Date, the Paying Agent shall distribute to each Collateral Interest Holder of record on the related Record Date such Collateral Interest Holder's pro rata share of the amounts on deposit in the Principal
                  --------
Funding Account in excess of the sum of the Class A Invested Amount and the Class B Invested Amount (in an amount not to exceed the Collateral Invested Amount), held by the Paying Agent or otherwise allocated and available on such date to pay principal of the Collateral Interest pursuant to this Supplement up to a maximum amount on any such date equal to the Collateral Invested Amount (unless there has been an optional repurchase of the Certificateholders' Interest with respect to Series 2000-3 pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

          (g) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

          (h) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to each Series 2000-3 Certificateholder hereunder shall be made by check mailed to each Series 2000-3 Certificateholder at such Series 2000-3 Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 2000-3 Certificate or the making of any notation thereon; provided, however, that with respect to the
                                    --------  -------
Series 2000-3 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds. Distributions to each Collateral Interest Holder hereunder shall be made
(i) by wire transfer in same day funds to an account at a bank or other depository institution located within the United States as shall have been designated by such Collateral Interest Holder by notice in writing on or before the related Payment Date or (ii) in the absence of such designation, by check mailed to each Collateral Interest Holder at the address appearing in the Transfer Agreement.

          Section 5.02.  Reports and Statements to Series 2000-3
                         ---------------------------------------
Certificateholders.
-------------------

          (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall make available for inspection upon request to each Series 2000-3 Holder free of charge at the office of such Paying Agent a statement substantially in the form of Exhibit C prepared by the Servicer for a period of six months commencing on such Distribution Date.

          (b) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit C.

          (c) On or before January 31 of each calendar year, beginning with the calendar year next succeeding the Closing Date, the Paying Agent, on behalf of the Trustee, shall make available for inspection upon request to each Person who at any time during the preceding calendar year was a Series 2000-3 Holder free of charge at the office of such Paying Agents, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2000-3 Holders, as set forth in paragraph (a) or (b) above, as applicable, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-3 Holder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code for a period of eighteen months commencing on February 1 of such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be made available for inspection by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                  ARTICLE VI

                           Additional Pay Out Events
                           -------------------------

          Section 6.01.  Additional Pay Out Events.  If any one of the
                         -------------------------
following events shall occur with respect to the Series 2000-3 Certificates:

          (a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Seller set forth in the Agreement or this Supplement (including the covenants of the Seller contained in Article IX of this Supplement), which failure has a material adverse effect on the Series 2000-3 Holders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by any Series 2000-3 Holder;

          (b) any representation or warranty made by the Seller in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.01 or 2.08(g) of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by any Holder of the Series 2000-3 Interests and as a result of which the interests of the Series 2000-3 Holders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay
                                                   --------  -------
Out Event pursuant to this Section 6.01(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) a failure by the Seller to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to Section 2.08(a) of the Agreement or Section 9.02 of this Supplement;

          (d)  any Servicer Default shall occur;

          (e)  a Transfer Restriction Event shall occur;

          (f) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such three Monthly Periods; or

          (g) the Invested Amount shall not be paid in full on the Expected Final Payment Date;

then, in the case of any event described in subparagraph (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the holders of Investor Certificates (including the Collateral Interest Holder) of Series 2000-3 evidencing more than 50% of the aggregate unpaid principal amount of Investor Certificates (including the Collateral Interest ) by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the holders of Investor Certificates (including the Collateral Interest Holder) of Series 2000-3) may declare that a Pay Out Event has occurred with respect to Series 2000-3 as of the date of such notice, and, in the case of any event described in subparagraph (c), (e), (f) or (g) a Pay Out Event shall occur with respect to Series 2000-3 without any notice or other action on the part of the Trustee or holders of Investor Certificates (including the Collateral Interest Holder) of Series 2000-3 immediately upon the occurrence of such event.

                                  ARTICLE VII

                   Optional Repurchase; Series Termination
                   ---------------------------------------

          Section 7.01.  Optional Repurchase.
                         -------------------

          (a) On any day occurring on or after the date on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller shall have the option to purchase the interest of the Series 2000-3 Holders, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          (b) The Seller shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Seller intends to exercise such purchase option. Not later than 12:00 noon, Richmond time, on such day the Seller shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Account in accordance with the foregoing, the Invested Amount for Series 2000-3 shall be reduced to zero and the Series 2000-3 Certificateholders and the Collateral Interest Holder shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in Section 8.01(b).

          Section 7.02.  Series Termination.
                         ------------------

          (a) If, on the August 2010 Distribution Date, the Invested Amount (after giving effect to all changes therein on such Distribution Date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to Section 7.02(b)) occur on the Termination Date.

          (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be deposited in the Collection Account and treated as Collections on the Receivables allocated to the Series 2000-3 Holders pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine
                 --------  -------
conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the August 2010 Distribution Date to the Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such collections in accordance with the provisions of the Agreement and the Supplements.

                                 ARTICLE VIII

                              Final Distributions
                              -------------------

          Section 8.01.  Sale of Receivables or Certificateholders' Interest
                         ---------------------------------------------------
pursuant to Section 2.06 or 10.01 of the Agreement.
--------------------------------------------------

          (a)   Purchase Price.  (i)  The amount to be paid by the Seller with
                --------------
     respect to Series 2000-3 in connection with a reassignment of Receivables to the Seller pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

          (ii) The amount to be paid by the Seller with respect to Series 2000-3 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase (or, if not a Business Day, on the next succeeding Business Day) by at least two recognized dealers selected by the Trustee at the written direction of the Servicer, for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the Reassignment Amount attributable
                  ----
     to the Class A Certificates, (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee at the written direction of the Servicer, for the purchase by such dealers of a security which is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount attributable
                  ----
     to the Class B Certificates and (C) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee at the written direction of the Servicer, for the purchase by such dealers of a security which is similar to the Notes (as defined in the Transfer Agreement) with a remaining maturity approximately equal to the remaining maturity of the Notes and rated by each rating agency selected to rate the Notes in the rating category originally assigned to the Notes over (II) the portion of the Reassignment Amount attributable to the Collateral Interest.

          (b)  Distributions Pursuant to Section 7.01 or 7.02 of this Supplement
               -----------------------------------------------------------------
and Section 10.01 of the Agreement.  With respect to the Reassignment Amount
----------------------------------
deposited into the Collection Account pursuant to Section 7.01 or 8.01(a)(ii) or any amounts allocable to the Series 2000-3 Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, not later than 12:00 noon, Richmond time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Outstanding Monthly Interest and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Outstanding Additional Interest, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Outstanding Monthly Interest and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Outstanding Additional Interest, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) any remaining amounts will be distributed to the Paying Agent for payment to the Collateral Interest Holder. Notwithstanding anything to the contrary contained in this Supplement or the Agreement, the amount of any excess determined pursuant to paragraph (a)(ii)(y) shall be distributed to the Series 2000-3 Certificateholders.

          (c)  Distributions Pursuant to Section 2.06 of the Agreement.  With
               -------------------------------------------------------
respect to any amounts deposited into the Collection Account pursuant to Section 8.01(a)(i), the Trustee shall, not later than 12:00 noon, Richmond time, on the related Distribution Date, deposit the principal portion of such amounts that are allocable to the Series 2000-3 Holders into the Principal Funding Account.

          (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to Section 8.01(b) for payment to the Series 2000-3 Holders shall be deemed distributed in full to the Series 2000-3 Holders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          Section 8.02.  Distribution of Proceeds of Sale, Disposition or
                         ------------------------------------------------
Liquidation of the Receivables pursuant to Section 9.02 of the Agreement.
------------------------------------------------------------------------

          (a) Not later than 12:00 noon, Richmond time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Allocation Percentage with respect to the related Monthly Period and (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal

Allocation Percentage with respect to the related Monthly Period minus (y) the
                                                                 -----
amount distributed to the Paying Agent pursuant to clause (i) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be distributed to the Paying Agent for payment to the Collateral Interest Holder on such Distribution Date.

          (b) Not later than 12:00 noon, Richmond time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Outstanding Monthly Interest and (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Outstanding Additional Interest, from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (B) the Floating Allocation Percentage with respect to the related Monthly Period and (C) the Class A Floating Percentage with respect to such Monthly Period and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) Class B Outstanding Monthly Interest and (y) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Outstanding Additional Interest, from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of
(A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (B) the Floating Allocation Percentage with respect to the related Monthly Period and (C) the Class B Floating Percentage with respect to such Monthly Period. To the extent that the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and
(y) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be distributed to the Paying Agent for payment to the Collateral Interest Holder on such Distribution Date.

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 2000-3 Holders shall be distributed in full to the Series 2000-3 Holders on the date on which funds are distributed to the applicable Paying Agents pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          (d) Notwithstanding any provision of the Agreement or this Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 2000-3 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to the Seller unless (i) holders of more than 50% of the aggregate unpaid principal amount of each of the Class A Certificates and the Class B Certificates and (ii) beneficial owners of more than 50% of the Collateral Interest shall have disapproved of such liquidation.

                                  ARTICLE IX

                      New Issuances; Addition of Accounts
                      -----------------------------------

          Section 9.01.  New Issuances.  The obligation of the Trustee to
                         -------------
authenticate the Investor Certificates of a new Series and to execute and deliver the related Supplement shall be subject to the conditions set forth in
Section 6.03(b) of the Agreement and to the additional condition that, as of the Series Issuance Date and after giving effect to such issuance, the aggregate amount of Principal Receivables equals or exceeds the Required Principal Balance.

          Section 9.02.  Addition of Accounts.
                         --------------------

          (i) If, as of the close of business on the last Business Day of any Monthly Period, the aggregate amount of Principal Receivables is less than the Required Principal Balance on such date, the Seller shall on or prior to the close of business on the 10th Business Day following the last Business Day of such Monthly Period (the "Required Designation Date"), unless the aggregate amount of Principal Receivables exceeds the Required Principal Balance as of the close of business on any day after the last Business Day of such Monthly Period and prior to the Required Designation Date, designate additional Eligible Accounts to be included as Accounts as of the Required Designation Date or any earlier date in a sufficient amount such that, after giving effect to such addition, the aggregate amount of Principal Receivables equals or exceeds the Required Principal Balance on such date. Each such addition shall be subject to the same conditions applicable to any Addition required to be made pursuant to Section 2.08(a) of the Agreement. The failure of any condition set forth in Section 2.08(c) or (d) of the Agreement, as the case may be, shall not relieve the Seller of its obligation pursuant to this paragraph; provided, however,
                                                          --------  -------
     that the failure of the Seller to transfer Receivables to the Trust as provided in this paragraph solely as a result of the unavailability of a sufficient amount of Eligible Receivables shall not constitute a breach of this Supplement; provided further that any such failure which has not been
                      -------- -------
     timely cured will nevertheless result in the occurrence of a Pay Out Event with respect to Series 2000-3.

          (ii) In lieu of, or in addition to, designating Additional Accounts pursuant to clause (i) above, the Seller may, subject to the conditions specified in Section 2.08(d) of the Agreement, convey to the Trust Participation Interests. The addition of Participation Interests in the Trust pursuant to this paragraph shall be effected by an amendment to the Agreement and this Supplement, dated the applicable Addition Date, pursuant to Section 13.01(a) of the Agreement.

                                   ARTICLE X

                           Miscellaneous Provisions
                           ------------------------

          Section 10.01.  Ratification of Agreement.  As supplemented by this
                          -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          Section 10.02.  Counterparts.  This Supplement may be executed in two
                          ------------
or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          Section 10.03.  GOVERNING LAW.  THIS SUPPLEMENT SHALL BE CONSTRUED
                          -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.04.  Determination of Material Adverse Effect.  Any
                          ----------------------------------------
determination of material adverse effect on the Series 2000-3 Certificateholders under the Agreement or this Supplement shall be made assuming the Collateral Invested Amount is zero (including, without limitation, any determination of whether a representation or warranty made therein is correct or whether a Seller or the Servicer has duly performed a covenant contained therein or herein).

          Section 10.05.  Book-Entry Certificates.  The Class A Certificates
                          -----------------------
and the Class the Class B Certificates shall be delivered as Book-Entry Certificates. The Clearing Agency for the Class A Certificates and the Class B Certificates shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of Cede & Co., its nominee. The Series 2000-3 Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000.

          Section 10.06.  Uncertificated Securities.  The Collateral Interest
                          -------------------------
shall be delivered in uncertificated form.

          Section 10.07.  Transfers of the Collateral Interest.
                          ------------------------------------

          (a) Unless otherwise consented to by the Seller, no portion of the Collateral Interest or any interest therein may be sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (each, a "Transfer") except in accordance with this Section 10.07 and only to a Permitted Assignee. Any attempted or purported transfer, assignment, exchange, conveyance, pledge, hypothecation or grant other than to a Permitted Assignee shall be void. Unless otherwise consented to by the Seller, no portion of the Collateral Interest or any interest therein may be Transferred to any Person (each such Person acquiring the Collateral Interest or any interest therein, an "Assignee") unless such Assignee shall have executed and delivered to the Seller on or before the effective date of any Transfer a letter substantially in the form attached hereto as Exhibit D (an "Investment Letter"), executed by such Assignee, with respect to the related Transfer to such Assignee of all or a portion of the Collateral Interest.

          (b) Each Assignee will certify that the Collateral Interest or the interest therein purchased by such Assignee will be acquired for investment only and not with a view to any public distribution thereof, and that such Assignee will not offer to sell or otherwise dispose of the Collateral Interest or any interest therein so acquired by it in violation of any of the registration requirements of the Act, or any applicable state or other securities laws. Each Assignee will acknowledge and agree that (i) it has no right to require the Seller to register under the Act or any other securities law the Collateral Interest or the interest therein to be acquired by the Assignee and (ii) the sale of the Collateral Interest is not being made by means of the Prospectus. Each Assignee will agree with the Seller that: (a) such Assignee will deliver to the Seller on or before the effective date of any Transfer an Investment Letter, executed by such Assignee with respect to the purchase by such Assignee of all or a portion of the Collateral Interest and (b) all of the statements made by such Assignee in its Investment Letter shall be true and correct as of the date made.

          (c) No portion of the Collateral Interest or any interest therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. (S) 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

          (d) This Section 10.07 shall not apply to the transfer and pledge of the Collateral Interest on the Closing Date by the Seller pursuant to the Transfer Agreement or by the Capital One Secured Note Trust 2000-3 to the Indenture Trustee (as defined in the Transfer Agreement) pursuant to the Indenture (as defined in the Transfer Agreement).

          IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                              CAPITAL ONE BANK,
                                 Seller and Servicer


                              By:___________________________________
                                 Name:  Thomas Feil
                                 Title: Director of Securitization



                              THE BANK OF NEW YORK,
                                 Trustee


                              By:___________________________________
                                 Name:
                                 Title:



                 [Signature Page to Series 2000-3 Supplement]

                                                                     EXHIBIT A-1

REGISTERED                                                         $807,500,000*

No. R-__                                                     CUSIP No. 14040KBH0

          Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                           CAPITAL ONE MASTER TRUST

                                 Series 2000-3

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                         Expected Final Payment Date:
                       The August 2007 Distribution Date

                 Each $1,000 minimum denomination represents a
                         1/807,500 undivided interest
                           in certain assets of the

                           CAPITAL ONE MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts by

                               CAPITAL ONE BANK

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

            (Not an interest in or obligation of Capital One Bank,
                any Additional Seller or any affiliate thereof)

          This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1993 (as amended and
_____________________
* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                     A-1-1
supplemented, the "Agreement"), as supplemented by the Series 2000-3 Supplement, dated as of August 24, 2000 (as amended and supplemented, the "Series Supplement"), between Capital One Bank, as Seller and Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts and other consumer revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) an interest in any Funds Collateral (as defined in the Agreement) relating to secured accounts,
(vi) the benefits of any Series Enhancement and (vii) all other assets and interests constituting the Trust. The Holder of this Class A Certificate is entitled to the benefit of any Series Enhancement to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. In the event of any conflict between this Class A Certificate and the Series Supplement or the Agreement, the Series Supplement or the Agreement, as the case may be, shall control. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Seller and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Seller secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Seller.

          In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Expected Final Payment Date is the August 2007 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Expected Final Payment Date.

                                     A-1-2

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                                     A-1-3

          IN WITNESS WHEREOF, the Seller has caused this Class A Certificate to be duly executed.


                              CAPITAL ONE BANK


                              By:  ________________________________
                                  Name:  Thomas Feil
                                  Title: Director of Securitization


Dated: August 24, 2000

                                     A-1-4

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


                                     THE BANK OF NEW YORK,
                                       as Trustee


                                     By:  _________________________
                                         Authorized Officer


                                     or


                                     By:  ________________________
                                         as Authenticating Agent
                                         for the Trustee


                                     By:  _________________________
                                         Authorized Officer


                                     A-1-5

                           CAPITAL ONE MASTER TRUST

                                 SERIES 2000-3

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions


          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Investor Certificates entitled "Capital One Master Trust, Series 2000-3." The Series 2000-3 Certificates are being issued in two Classes, the first of which is known as the "Class A Floating Rate Asset Backed Certificates, Series 2000-3" (the "Class A Certificates") and the second Class is known as the "Class B Floating Rate Asset Backed Certificates, Series 2000-3" (the "Class B Certificates"). In addition, as part of Series 2000-3, the Trust is creating a third Class of uncertificated interest in the Trust which uncertificated interest, except as expressly provided in the Series Supplement, is deemed to be an "Investor Certificate" and is known as the "Collateral Interest, Series 2000-3" (the "Collateral Interest"). This Class A Certificate represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Seller's Interest. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $807,500,000. The Class A Invested Amount on any date of determination will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to
                 -----
the Class A Certificateholders on or prior to such date, minus (c) the excess,
                                                         -----
if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs
                   ----
reimbursed pursuant to subsection 4.06(a) of the Series Supplement prior to such date. Also, Capital One Bank has received an adjustment to the Seller's Interest on the date hereof.

          Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each, a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account and the Principal Funding Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate), except that with respect to

                                     A-1-6

Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller has the option to repurchase the Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such Reassignment Amount.

          This Class A Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided,
                                                                       --------
however, that no such amendment shall (i) reduce in any manner the amount of or
-------
delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66 2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may,

                                     A-1-7
but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                    A-1-8

                              ASSIGNMENT


Social Security or other identifying number of assignee ______________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________
                            (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.



Dated: _____________________*


Signature Guaranteed:


____________________________





__________________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-9

                                                                     EXHIBIT A-2

REGISTERED                                                          $92,500,000*

No. R-__                                                     CUSIP No. 14040KBJ6

          THIS CLASS B CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF PERSONS INVESTING ASSETS OF A BENEFIT PLAN OR AN INDIVIDUAL RETIREMENT ACCOUNT OTHER THAN AN INSURANCE COMPANY GENERAL ACCOUNT.

          Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                           CAPITAL ONE MASTER TRUST

                                 Series 2000-3

                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                         Expected Final Payment Date:
                       The August 2007 Distribution Date

                     Each $1,000 denomination represents a
                          1/92,500 undivided interest
                           in certain assets of the

                           CAPITAL ONE MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts by CAPITAL ONE BANK and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

            (Not an interest in or obligation of Capital One Bank,
                any Additional Seller or any affiliate thereof)

          This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-3 Supplement, dated as of

______________________

* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                     A-2-1

August 24, 2000 (as amended and supplemented, the "Series Supplement"), between Capital One Bank, as Seller and Servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts and other consumer revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) an interest in any Funds Collateral (as defined in the Agreement) relating to secured accounts, (vi) the benefits of any Series Enhancement and (vii) all other assets and interests constituting the Trust. The Holder of this Class B Certificate is entitled to the benefit of any Series Enhancement to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. In the event of any conflict between this Class B Certificate and the Series Supplement or the Agreement, the Series Supplement or the Agreement, as the case may be, shall control. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Seller and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Seller secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Seller.

          In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The Expected Final Payment Date is the August 2007 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full. In addition, if for one or more months during the Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Class B Certificates will occur later than the Expected Final Payment Date.

          No Class B Certificate (or any interest therein) may be acquired or held by any employee benefit or other plan (including an individual retirement account) that is subject to the

                                     A-2-2

Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (each, a "Plan"), any trustee or other person acting on behalf of any Plan, or any other person using "Plan Assets" to effect such acquisition or holding (each, a "Plan Investor") unless (i) such acquirer or holder is an insurance company, (ii) the source of funds used to acquire or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied. By acquiring an interest in this Class B Certificate, each Class B Certificateholder or Certificate Owner shall be deemed to have represented, either (i) that it is not a Plan Investor or (ii) that (1) it is an insurance company, (2) the source of funds used to acquire or hold an interest in such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60), and (3) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                                     A-2-3

          IN WITNESS WHEREOF, the Seller has caused this Class B Certificate to be duly executed.


                              CAPITAL ONE BANK


                              By: _________________________________
                                  Name:  Thomas Feil
                                  Title: Director of Securitization


Dated: August 24, 2000

                                     A-2-4

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


                              THE BANK OF NEW YORK,
                                as Trustee


                              By: _________________________
                                  Authorized Officer


                              or


                              By: _________________________
                                  as Authenticating Agent
                                  for the Trustee


                              By: _________________________
                                  Authorized Officer


                                     A-2-5

                           CAPITAL ONE MASTER TRUST

                                 SERIES 2000-3

                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions


          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled "Capital One Master Trust, Series 2000-3." The Series 2000-3 Certificates are being issued in two Classes, the first of which is known as the "Class A Floating Rate Asset Backed Certificates, Series 2000-3" (the "Class A Certificates") and the second Class is known as the "Class B Floating Rate Asset Backed Certificates, Series 2000-3" (the "Class B Certificates"). In addition, as part of Series 2000-3, the Trust is creating a third Class of uncertificated interest in the Trust which uncertificated interest, except as expressly provided in the Series Supplement, is deemed to be an "Investor Certificate" and is known as the "Collateral Interest, Series 2000-3" (the "Collateral Interest"). This Class B Certificate represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Seller's Interest. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $92,500,000. The Class B Invested Amount on any date of determination will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the
                                                            ----
aggregate amount of principal payments made to the Class B Certificateholders on or prior to such date, minus (c) the aggregate amount of Class B Investor Charge
                       ----
Offs for all prior Distribution Dates, minus (d) the aggregate amount of
                                       ----
Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.08(a) of the Series Supplement (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to subsection 4.06(c) of the Series Supplement), minus (e) an amount equal to the amount by which the Class B
             ----
Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.06(a) of the Series Supplement and plus (f) the amount of Excess
                                                ----
Spread and Excess Finance Charges allocated and available on all prior Distribution Dates pursuant to Section 4.07(d) of the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e). Also, Capital One Bank has received an adjustment to the Seller's Interest on the date hereof.

          Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each, a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account and the Principal Funding Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with

                                     A-2-6
respect to this Class B Certificate will be made by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller has the option to repurchase the Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder will not have any interest in the Receivables and the Class B Certificates will represent only the right to receive such Reassignment Amount.

          This Class B Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided,
                                                                       --------
however, that no such amendment shall (i) reduce in any manner the amount of or
-------
delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may,

                                     A-2-7
but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Class B Certificates are issuable in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-8

                                  ASSIGNMENT


Social Security or other identifying number of assignee ________________________


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________


Signature Guaranteed:

                     *
_____________________


_____________________



_____________________

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-2-9

Exhibit B

                           FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                 SERIES 2000-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 15, 2000, and with respect to the performance of the Trust during the month July, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders (Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on August 15, 2000 per $1,000 Original Principal Amount

2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original Principal Amount

3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original Principal Amount

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000 Original Principal Amount

3) The total amount reimbursed to the Trust in respect of Class A Investor Charge Off's

4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2000-3 Investor Certificateholder's Investment)

5)The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date

C) Information Regarding Distributions to the Class B Certificateholders (Stated on the Basis of $1,000 Original Principal Amount)

1)The total amount of the distribution to Class B Certificateholders on August 15, 2000 per $1,000 Original Principal Amount.

2)The amount of the distribution set forth in paragraph 1 above in respect of intereston the Class B Certificates, per $1,000 Original Principal Amount.

3)The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original Principal Amount.

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

1)The amount of Class B Investor Charge Off's

2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000 riginal Principal Amount

3) The total amount reimbursed to the Trust in respect of Class B Investor Charge Off's

4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 2000-3 Investor Certificateholder's Investment)

5)The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date

E) Information Regarding Distributions to the Collateral Interest Holder (Stated on the Basis of $1,000 Original Principal Amount)

1)The total amount of the distribution to Collateral Interest Holder on Distribution Date: August 15, 2000 per $1,000 Original Principal Amount.

2)The amount of the distribution set forth in paragraph 1 above in respect of intereston the Collateral Interest, per $1,000 Original Principal Amount.

3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Collateral Interest, per $1,000 Original Principal Amount.

F) Collateral Interest Investor Charge Off's and Reimbursement of Charge Off's

1)  The amount of Collateral Interest Investor Charge Off's

2) The amount of Collateral Interest Investor Charge Off's set forth in paragraph 1 above, per $1,000 Original Principal Amount

3) The total amount reimbursed to the Trust in respect of Collateral Interest Investor Charge Off's

4)  The amount set forth in paragraph 3 above, per $1,000 Original Principal
Amount


CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD: July 2000

Beginning of the Month Principal Receivables:
Beginning of the Month Finance Charge Receivables:
Beginning of the Month Discounted Receivables:
Beginning of the Month Total Receivables:

Removed Principal Receivables:
Removed Finance Charge Receivables:
Removed Total Receivables:

Additional Principal Receivables:
Additional Finance Charge Receivables:
Additional Total Receivables:

Discounted Receivables Generated this Period

End of the Month Principal Receivables:
End of the Month Finance Charge Receivables:
End of the Month Discounted Receivables:
End of the Month Total Receivables:

Excess Funding Account Balance
Adjusted Invested Amount of all Master Trust Series

End of the Month Seller Percentage

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD: July 2000 ACCOUNTS RECEIVABLES

End of the Month Delinquencies:
     30 - 59 Days Delinquent
     60 - 89 Days Delinquent
     90 + Days Delinquent

     Total 30 + Days Delinquent

     Delinquencies 30 + Days as a Percent of End of the Month Total Receivables Defaulted Accounts During the Month

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD: July 2000    COLLECTIONS    PERCENTAGES

Total Collections and Gross Payment Rate

Collections of Principal Receivables and Principal Payment Rate
     Prior Month Billed Finance Charge and Fees
     Amortized AMF Income
     Interchange Collected
     Recoveries of Charged Off Accounts
     Collections of Discounted Receivables
     Collections of Finance Charge Receivables and Annualized Yield

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD: July 2000

Beginning Unamortized AMF Balance
     + AMF Slug
     + AMF Collections
     - Amortized AMF Income
Ending Unamortized AMF Balance

CAPITAL ONE MASTER TRUST: SERIES 2000-3 (INVESTED AMOUNTS)
MONTHLY PERIOD: July 2000
     Class A Initial Invested Amount
     Class B Initial Invested Amount
     Collateral Interest Initial Invested Amount
INITIAL INVESTED AMOUNT

     Class A Invested Amount
     Class B Invested Amount
     Collateral Interest Invested Amount
INVESTED AMOUNT

     Class A Adjusted Invested Amount
     Class B Invested Amount
     Collateral Interest Invested Amount
ADJUSTED INVESTED AMOUNT

BOM PRINCIPAL FUNDING ACCOUNT BALANCE
RESERVE ACCOUNT BALANCE

FLOATING ALLOCATION PERCENTAGE
PRINCIPAL ALLOCATION PERCENTAGE

MONTHLY SERVICING FEE


INVESTOR DEFAULT AMOUNT
     Series 2000-1 Finance Charge Collections
     Less Servicer Interchange
AVAILABLE FUNDS


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (CLASS A AVAILABLE FUNDS)
MONTHLY PERIOD: July 2000

CLASS A FLOATING PERCENTAGE
     Class A Finance Charge Collections
     Principal Funding Investment Proceeds
     Reserve Draw Amount
TOTAL CLASS A AVAILABLE FUNDS

     Class A Additional Interest
     Class A Monthly Interest
     Class A Servicing Fee
     Class A Investor Default Amount
TOTAL CLASS A EXCESS SPREAD

CLASS A REQUIRED AMOUNT


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (CLASS B AVAILABLE FUNDS)
MONTHLY PERIOD: July 2000

CLASS B FLOATING PERCENTAGE

     Class B Finance Charge Collections
TOTAL CLASS B AVAILABLE FUNDS

     Class B Additional Interest
     Class B Monthly Interest
     Class B Servicing Fee

TOTAL CLASS B EXCESS SPREAD
CLASS B REQUIRED AMOUNT


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (COLLATERAL AVAILABLE FUNDS) MONTHLY PERIOD: July 2000

Collateral Interest FLOATING PERCENTAGE
     Collateral Interest Finance Charge Collections

TOTAL Collateral Interest AVAILABLE FUNDS

     Collateral Interest Servicing Fee

TOTAL Collateral Interest EXCESS SPREAD


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (EXCESS SPREAD)
MONTHLY PERIOD: July 2000

TOTAL EXCESS SPREAD
     Excess Spread Applied to Class A Required Amount
     Excess Spread Applied to Class A Investor Charge Off's
     Excess Spread Applied to Class B Required Amount (Interest & Servicing) Excess Spread Applied to Class B Required Amount (Defaults)
     Excess Spread Applied to Class B Invested Amount Reductions
     Excess Spread Applied to Collateral Interest Monthly Interest
     Excess Spread Applied to Collateral Interest Servicing Fee
     Excess Spread Applied to Collateral Interest Default Amount
     Excess Spread Applied to Collateral Interest Invested Amount Reductions Excess Spread Applied to Reserve Account

TOTAL EXCESS FINANCE CHARGE DISTRIBUTED TO COLLATERAL INTEREST HOLDER

CAPITAL ONE MASTER TRUST: SERIES 2000-3 (EXCESS FINANCE CHARGES GROUP 1) MONTHLY PERIOD: July 2000

TOTAL EXCESS FINANCE CHARGE FOR ALL SERIES IN GROUP 1
FINANCE CHARGE SHORTFALL SERIES 2000-3
FINANCE CHARGE SHORTFALL FOR ALL SERIES IN GROUP 1


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (EXCESS FINANCE CHARGES)
MONTHLY PERIOD: July 2000

EXCESS FINANCE CHARGES ALLOCATED TO SERIES
     Excess Finance Charges Applied to Class A Required Amount
     Excess Finance Charges Applied to Class A Investor Charge Off's
     Excess Finance Charges Applied to Class B Required Amount (Interest & Servicing)
     Excess Finance Charges Applied to Class B Required Amount (Defaults) Excess Finance Charges Applied to Class B Invested Amount Reductions Excess Finance Charges Applied to Collateral Interest Monthly Interest Excess Finance Charges Applied to Collateral Interest Servicing Fee Excess Finance Charges Applied to Collateral Interest Default Amount Excess Finance Charges Applied to Collateral Interest Invested Amount Reductions
     Excess Finance Charges Applied to Reserve Account

REMAINING EXCESS FINANCE CHARGES ALLOCATED TO SERIES AFTER SHORTFALL SHARING

AVAILABLE SHARED COLLATERAL AMOUNT APPLIED TO SERIES

REALLOCATED PRINCIPAL COLLECTIONS APPLIED TO SERIES


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (YIELD AND BASE RATE)
MONTHLY PERIOD: July 2000

     Base Rate (Current Month)
     Base Rate (Prior Month)
     Base Rate (Two Months Ago)
THREE MONTH AVERAGE BASE RATE
     Portfolio Yield (Current Month)
     Portfolio Yield (Prior Month)
     Portfolio Yield (Two Months Ago)
THREE MONTH AVERAGE PORTFOLIO YIELD

CAPITAL ONE MASTER TRUST: SERIES 2000-3 (PRINCIPAL COLLECTIONS)
MONTHLY PERIOD: July 2000

CLASS A PRINCIPAL PERCENTAGE

     Class A Principal Collections

CLASS B PRINCIPAL PERCENTAGE

     Class B Principal Collections

Collateral Interest PRINCIPAL PERCENTAGE
     Collateral Interest Principal Collections

TOTAL INVESTED PRINCIPAL COLLECTIONS

REALLOCATED PRINCIPAL COLLECTIONS APPLIED TO SERIES 2000-3

SHARED PRINCIPAL COLLECTIONS ALLOCATED FROM OTHER SERIES

AVAILABLE PRINCIPAL COLLECTIONS

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM ALL SERIES


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (CLASS A ACCUMULATION)
MONTHLY PERIOD: July 2000

SERIES ACCUMULATION PERIOD LENGTH IN MONTHS

     Controlled Accumulation Amount
     Deficit Controlled Accumulation Amount
CONTROLLED DEPOSIT AMOUNT


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (RESERVE ACCOUNT)
MONTHLY PERIOD: July 2000

PORTFOLIO ADJUSTED YIELD
RESERVE ACCOUNT FUNDING DATE
REQUIRED RESERVE ACCOUNT AMOUNT
RESERVE ACCOUNT BALANCE
COVERED AMOUNT


CAPITAL ONE MASTER TRUST: SERIES 2000-3 (INVESTOR CHARGE OFF'S)
MONTHLY PERIOD: July 2000

CLASS A INVESTOR CHARGE OFF
CLASS B INVESTOR CHARGE OFF

PREVIOUS CLASS A CHARGE OFF REIMBURSED
PREVIOUS CLASS B CHARGE OFF REIMBURSED

                    FORM OF MONTHLY SERVICER'S CERTIFICATE

                               CAPITAL ONE BANK

                           CAPITAL ONE MASTER TRUST
                                 SERIES 2000-3

     The undersigned, a duly authorized representative of Capital One Bank, as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement", as supplemented by the Series 2000-3 Supplement (as amended and supplemented, the "Series Supplement"), among Capital One, Seller, and The Bank of New York, Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

2. Capital One Bank is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on August 15, 2000 Distribution Date

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the receivables other than pursuant to the Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ninth day of August, 2000.

                                                                       EXHIBIT C

                FORM OF MONTHLY SERVICING OFFICER'S CERTIFICATE


                               CAPITAL ONE BANK



                           CAPITAL ONE MASTER TRUST
                                 SERIES 2000-3


          The undersigned, a duly authorized representative of Capital One Bank, as Servicer, pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-3 Supplement (as amended and supplemented, the "Series Supplement"), dated as of August 24, 2000, each between Capital One Bank and The Bank of New York, as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Capital One Bank is, as of the date hereof, the Servicer under the Agreement.

          3.  The undersigned is a Servicing Officer.

          4.  This Certificate relates to the Distribution Date occurring on
     ________.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and
     (iii) the current status of each such default; if applicable, insert
     "None"].

          6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement [or, if there is a Lien, such Lien consists of_________].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ______ day of __________, 20__.


                                             CAPITAL ONE BANK,
                                                as Servicer

                                             By:_________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT D
                                                                       ---------

                           FORM OF INVESTMENT LETTER

                                    [Date]


     Re:  Capital One Master Trust;
          Purchases of Series 2000-3 Collateral Interest
          ----------------------------------------------

Ladies and Gentlemen:

          This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 10.07 of the Series 2000-3 Supplement, dated as of August 24, 2000 (the "Series Supplement") to the Pooling and Servicing Agreement, dated as of September 30, 1993 (as amended and supplemented, the "Agreement"), each between The Bank of New York, as Trustee, and Capital One Bank, as Seller and Servicer. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The Purchaser represents to and agrees with the Seller as follows:

          (a) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Collateral Interest and is able to bear the economic risk of such investment.

          (b) The Purchaser is an "accredited investor," as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Collateral Interest has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Collateral Interest has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

          (c) The Purchaser is acquiring an interest in the Collateral Interest without a view to any distribution, resale or other transfer thereof except, with respect to any Collateral Interest or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Collateral Interest, except in accordance with Section 10.07 of the Series Supplement and (i) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws; (ii) to the Seller or any affiliate of the Seller; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Collateral Interest or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

          (d) No portion of the Collateral Interest or any interest therein may be Transferred, and each Assignee will certify that it is not,
               (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. (S) 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

          (e) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                             Very truly yours,

                                             [NAME OF PURCHASER]


                                             By: ___________________________
                                                 Name:
                                                 Title:
AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

CAPITAL ONE BANK


By: _______________________
    Name:
    Title:

                               TABLE OF CONTENTS

                                                                                   Page
                                   ARTICLE I
                  CREATION OF THE SERIES 2000-3 CERTIFICATES

Section 1.01.  Designation........................................................    1

                                  ARTICLE II
                                  DEFINITIONS

Section 2.01.  Definitions........................................................    2

Section 2.02.  Amendment to Section 2.08 of the Agreement.........................   17

                                  ARTICLE III
                             SERVICER AND TRUSTEE

Section 3.01.  Servicing Compensation.............................................   18

                                  ARTICLE IV
                  RIGHTS OF SERIES 2000-3 CERTIFICATEHOLDERS
                 AND COLLATERAL INTEREST HOLDER AND ALLOCATION
                        AND APPLICATION OF COLLECTIONS


Section 4.01   Collections and Allocations........................................   19

Section 4.02   Determination of Monthly Interest..................................   19

Section 4.03   Determination of Monthly Principal; Series 2000-3 Accounts.........   21

Section 4.04   Required Amount....................................................   23

Section 4.05   Application of Class A Available Funds, Class B Available Funds
               Collateral Available Funds and Available Investor Principal
               Collections........................................................   24

Section 4.06   Defaulted Amounts; Investor Charge-Offs............................   26

Section 4.07   Excess Spread; Excess Finance Charges..............................   28

Section 4.08   Reallocated Principal Collections..................................   29

Section 4.09   Excess Finance Charges.............................................   30

Section 4.10   Shared Principal Collections.......................................   30

Section 4.11   Reserve Account....................................................   31

                               TABLE OF CONTENTS
                                   continued


                                                                                   Page
                                     ARTICLE V
         DISTRIBUTIONS AND REPORTS TO SERIES 2000-3 CERTIFICATEHOLDERS
Section 5.01.  Distributions......................................................   33

Section 5.02.  Reports and Statements to Series 2000-3 Certificateholders.........   34

                                  ARTICLE VI
                           ADDITIONAL PAY OUT EVENTS

Section 6.01.  Additional Pay Out Events..........................................   35

                                  ARTICLE VII
                    OPTIONAL REPURCHASE; SERIES TERMINATION

Section 7.01.  Optional Repurchase................................................   36

Section 7.02.  Series Termination.................................................   37

                                 ARTICLE VIII
                              FINAL DISTRIBUTIONS

Section 8.01.  Sale of Receivables or Certificateholders' Interest pursuant to
               Section 2.06 or 10.01 of the Agreement.............................   37

Section 8.02.  Distribution of Proceeds of Sale, Disposition or Liquidation of
               the Receivables pursuant to Section 9.02 of the Agreement..........   39

                                  ARTICLE IX
                      NEW ISSUANCES; ADDITION OF ACCOUNTS

Section 9.01.  New Issuances......................................................   40

Section 9.02.  Addition of Accounts...............................................   40

                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS

Section 10.01  Ratification of Agreement..........................................   41
Section 10.02  Counterparts.......................................................   41
Section 10.03  GOVERNING LAW......................................................   41
Section 10.04  Determination of Material Adverse Effect...........................   41
Section 10.05  Book-Entry Certificates............................................   41
Section 10.06  Uncertificated Securities..........................................   42
Section 10.07  Transfers of the Collateral Interest...............................   42

                               TABLE OF CONTENTS
                                   continued
                                                                            Page

EXHIBITS
--------

EXHIBIT A-1  Form of Class A Certificate
EXHIBIT A-2  Form of Class B Certificate
EXHIBIT B    Form of Monthly Certificateholders' Statement
EXHIBIT C    Form of Monthly Servicing Officer's Certificate
EXHIBIT D    Form of Investment Letter

                               TABLE OF CONTENTS
                                   continued
                                                                            Page

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